KIWI INTERNATIONAL AIR LINES, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

     Section 1. PURPOSE.

     The purpose of the KIWI International Air Lines, Inc. 1996 Employee Stock Purchase Plan (the "Plan") is to promote the interests of KIWI International Air Lines, Inc., a New Jersey corporation (the "company"), and all subsidiaries thereof by providing an opportunity to selected employees, officers and directors of the Company or any subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter, and consultants or advisors rendering bona fide services to the Company or any subsidiary thereof, to acquire Common Stock of the company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company.

     Section 2. DEFINITIONS.

     For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

     "Award" shall mean an award of the right to purchase or otherwise acquire Common Stock granted pursuant to the Plan.

     "Award Agreement" shall mean a written agreement, contract or other instrument or document evidencing an Award.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Book Value" of a share of Common Stock shall mean, as of any date, the aggregate book value of all series of common stock of the Company, divided by the total number of issued and outstanding shares of all series of common stock of the Company as of such date, determined on the basis of the Company's audited financial statements as of such date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Class A Common Stock" shall mean the Class A Common Stock, no par value, of the Company, which is subject to an Award under this Plan, or the Class A Common Stock, no par value, of the company, as a class, as the context may require.

     "Class C Common Stock" shall mean the Class C Common Stock, no par value, of the Company, which is subject to an Award


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under this Plan, or the Class C Common Stock, no par value, of the company, as a class, as the context may require.

     "Common Stock" shall mean the Class A Common Stock and/or the Class C Common Stock which is subject to awards granted under this Plan, or the Class A Common Stock and/or the Class C Common Stock as separate classes or a single class, as the context may require

     "Disability" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     "Eligible Person" shall mean any Employee, director and officer of the Company, and any consultant or advisor rendering bona fide services to the Company or any Subsidiary.

     "Employee" shall mean any person who is employed by the Company or any Subsidiary, on a full-time or part-time basis.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Common Stock shall mean, as of any day, the average of the last sale prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock shall not be so listed, the last sale price on the NASDAQ system on such day, or, if there shall have been no sales on such day, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on such day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the Fair Market Value of the shares of Common Stock subject to an Award shall be the Fair Market Value thereof determined by the Board of Directors in its absolute discretion, exercised in good faith.

     "Participant" shall mean any Eligible Person to whom an Award is granted pursuant to the Plan.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as amended, and any successor to such Rule.

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     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Stock Plan Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof

     "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain.

     "Transfer" shall mean sell, assign, transfer, pledge, convey or otherwise dispose of, or subject to any lien, encumbrance or security interest of any kind.

     Section 3. ELIGIBILITY.

     Subject to Section 6(a), Awards may be made to any Eligible Person. The Board of Directors shall have the sole authority to select the Eligible Persons to whom Awards are to be granted hereunder. No person shall have any right to participate in the Plan. Any Eligible Person selected by the Board of Directors for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

     Section 4. COMMON STOCK SUBJECT TO THE PLAN.

     4.1. NUMBER OF SHARES. The total number of shares of Class A Common Stock for which Awards may be granted under the Plan shall not exceed in the aggregate three million four hundred thousand (3,400,000) shares (subject to adjustment as provided in Section 8 hereof), and the total number of shares of Class C Common Stock for which Awards may be granted under the Plan shall not exceed in the aggregate one hundred thousand (100,000) shares (subject to adjustment as provided in Section 8 hereof). If any shares of Common Stock subject to an Award are forfeited prior to the time such shares are issued by the Company to the Participant under the terms of the Award, such shares shall again become available for grant pursuant to the Plan.

     4.2 SHARES AVAILABLE. The shares of Common Stock that may be subject to Awards granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock, as the Board of Directors may determine.

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     Section 5. ADMINISTRATION OF THE PLAN.

     5.1 ADMINISTRATION BY BOARD OF DIRECTORS OR COMMITTEE. The Plan shall be administered by the Board of Directors or, if established at any time by the Board of Directors, by a comittee thereof, the members of which shall be appointed by and serve at the pleasure of the Board of Directors (the "Stock Plan Committee"). The Stock Plan Committee shall consist of two or more persons, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3, and once constituted, the Plan shall be thereafter be administered by the Stock Plan Committee, for so long as the Board of Directors deems it desirable for the Plan to comply with and qualify under Rule 16b-3. So long as the Plan is administered in accordance with Rule 16b-3, persons serving or designated to serve as members of the Committee shall not be granted Awards under the Plan. As used herein, except in Sections 14 ("Amendment of the Plan"), 16 ("Termination of the Plan") and 17 ("Effective Date of the Plan"), references to the Board of Directors shall mean the Board of Directors or the Committee, whichever is then acting with respect to the administration of the Plan.

     5.2 INTERPRETATION. The Board of Directors shall have full authority to interpret and construe the Plan and any provision thereof, any Award granted under the Plan or any Award Agreement. The Board of Directors shall have the authority to adopt, modify or rescind from time to time such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

     5.3 FINALITY. The interpretation and construction by the Board of Directors of any provision of the Plan or any rule or regulation adopted thereunder, or of any Award or Award Agreement, shall be final and conclusive upon all parties.

     5.4 AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have the sole authority and discretion under the Plan to take the following actions, in each case subject to and consistent with the provisions of the Plan: (i) to select the Participants who are granted Awards under the Plan; (ii) to determine the number of Awards and the time or times Awards shall be made; (iii) to establish the terms, conditions, restrictions and limitations of any Award, including without limitation, (A) the number of shares of Common Stock to be covered by each Award; (B) the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award; (C) the form or the consideration that may be used to purchase shares of Common Stock pursuant to any Award (including, without limitation) the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to purchase the Common Stock subject to an Award and the circumstances under which a Participant may elect to

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purchase shares pursuant to an Award by delivery of Participants promissory note); (D) restrictions or limitations on the vesting of shares of Common Stock subject to an Award, including by way of illustration and not limitation, forfeiture and vesting provisions (which may be contingent upon the Participant's continued employment by the Company or any Subsidiary, the Participant achieving specified performance goals, the Company meeting specified financial goals, a change of control of the Company, or other specified events) and the conditions for the lapse or waiver of such restrictions or limitations,
(E) restrictions or limitations on the rights of a Participant as a holder of shares of Common Stock acquired pursuant to an Award, including restrictions and limitation on the right to vote or receive dividends or other distributions in respect of such shares and (F) Transfer restrictions, including the conditions upon which shares of Common Stock acquired pursuant to an Award may be Transferred or shall be subject to repurchase by the Company or subject to a right of first refusal of the Company (as well as the terms and conditions of any such right of first refusal); (iv) to prescribe the form of any Award Agreement, which not need be identical for each Participant; (v) to require that any recipient of an Award become a party to any stockholders' or voting trust agreement to which the Company or any subsidiary is a party; (vi) to modify or accelerate the time at which any or all restrictions, limitations or conditions imposed with respect to any shares of Common Stock subject to an Award will lapse or waive any such restrictions, limitations or conditions; (vii) to determine the Book Value or the Fair Market Value of the Common Stock for purposes of the Plan and any Award or Award Agreement; and (viii) to determine all other matters to be determined in connection with an Award and the administration of the Plan.

     Section 6. SPECIFIC TERMS AND CONDITIONS OF AWARDS. The Board of Directors shall grant Awards to Participants on the following terms and conditions:

     (a) Awards of Class A Common Stock shall be made only to Eligible Persons who are Employees at the time of the Awards and Awards of Class C Common Stock shall be made only to Eligible Persons who are not Employees at the time of the Award.

     (b) The terms and conditions of each Award granted under the Plan shall be specified by the Board of Directors and set forth in an Award Agreement between the Company and the Participant in such form as the Board of Directors shall approve. The terms and conditions of any Award granted hereunder need not be identical to those of any other Award granted hereunder. No Participant shall have any rights to or interest in an Award until it has executed and delivered an Award Agreement with respect to such an Award.

     (c) Shares of Common Stock subject to an Award shall be subject to such vesting conditions, restrictions on Transfer and

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other restrictions, limitations and conditions as the Board or Directors may impose, which may lapse separately or in combination at such times, or in installments or otherwise, as the Board of Directors shall determine at the time of grant or thereafter.

     (d) Except as otherwise determined by the Board of Directors at the time of grant or thereafter, upon termination of employment (as determined by criteria established by the Board of Directors) prior to the lapse or waiver of all vesting conditions imposed on an Award, shares of Common Stock that are at the time subject thereto shall be forfeited upon such terms and conditions as may be contained in the Award Agreement pursuant to which such Award was granted; provided however, that the Board of Directors may provide by rule, regulation or in any Award Agreement that such conditions shall be waived in whole or in part in the event of terminations resulting from specified causes, and in other case& the Board of Directors may waive in whole or in part any restrictions or conditions on such shares.

     Section 7. TRANSFER RESTRICTIONS.

     Until all restrictions, limitations and conditions imposed on any Award have lapsed in accordance with the terms of the Plan and the Award Agreement by which such Award was granted, the shares of Common Stock subject to such Award shall not be Transferred otherwise than by will or the laws of descent and distribution, except to the Company under the terms of the Plan or such Award Agreement, provided, however, that a Participant may, in the manner established by the Board of Directors, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to the Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through a Participant shall be subject to all the terms, conditions, restrictions and limitations imposed by the Plan and any Award Agreement applicable to such Participant, as well as any additional restrictions or limitations deemed necessary or appropriate by the Board of Directors.

     Section 8. ADJUSTMENTS.

     In the event that, after the adoption of the Plan by the Board of Directors, there shall be any change in the outstanding shares of Common Stock by reason of merger, consolidation, reorganization, recapitalization, stock split, combination or exchange of shares or declaration of dividends payable in Common Stock, the Board of Directors shall appropriately adjust the number of shares of Common Stock for which Awards may be granted under the Plan. If the Company shall not be the surviving corporation in any merger, consolidation or reorganization, shares of Common Stock acquired pursuant to an Award which are converted into common stock or other securities of the surviving corporation shall be subject

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to the same terms, conditions and restrictions as were applicable to such shares of Common Stock immediately prior to conversion, except to the extent that such terms, conditions and restrictions were modified as a result of such merger, consolidation or reorganization or have lapsed. In the event that at any time an Award is outstanding, the Company should make an extraordinary dividend or other extraordinary distribution (whether in cash, property, securities or any combination thereof) with respect to shares of Common Stock, or repurchase shares of Common Stock pursuant to a tender offer or exchange offer subject to
Section 13(e) of the Exchange Act or any other offer available to substantially all holders of the Common Stock (other than repurchases of shares of Common
Stock by the Company in open market transactions), the Board or Directors may consider the economic impact of such share repurchases and may, in its discretion, make such adjustments as it deems appropriate under the circumstances.

     Section 9. WITHHOLDING.

     To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any Award granted hereunder or in respect of any shares of Common Stock acquired pursuant to an Award, whether upon the lapse or waiver of restrictions thereon or as a result of any election made by a Participant pursuant to Section 83(b) of the Code or for any other reason, the Company shall deduct from any payments or any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. At the Company's option and only to the extent permitted by applicable law, a Participant may satisfy a withholding tax payment obligation by electing to have the Company or any Subsidiary apply outstanding shares of Common Stock owned by the Participant, including shares acquired by it pursuant to an Award (provided that all restrictions and limitations on such shares shall have lapsed or been waived), against the taxes required to be withheld, and the shares so applied shall be that number of shares of Common Stock the Fair Market Value of which is equal to the tax required to be withheld (determined on the date that the amount of withholding tax is to be determined). All matters with respect to the amount and payment of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

     Section 10. EVIDENCE OF AWARDS; STOCK CERTIFICATES.

     Awards may be evidenced in any manner the Board of Directors deems appropriate, including without limitation, Award

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Agreements, book entry registration or the issuance of stock certificates.
Certificates evidencing shares of Common Stock acquired pursuant to an Award shall bear an appropriate legend referring to the restrictions imposed on such Stock and such other matters as the Board of Directors may determine. The Board of Directors may require that stock certificates or other instruments evidencing the shares of Common Stock issued in respect of Awards shall be held by the Company or other person, until all restrictions, limitations and conditions thereon shall have lapsed.

     Section 11. COMPLIANCE WITH SECURITIES LAWS.

     If the shares of Common Stock that have been issued to a Participant pursuant to the Plan have not been registered under the Securities Act pursuant to an effective registration statement, such Participant, if the Board of Directors deems it advisable, may be required to represent and agree in writing that (i) no such Shares acquired by the Participant pursuant to the Plan will be sold except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder and (ii) such Participant is acquiring such shares for his or her own account and not with a view to the distribution thereof. The company shall have the right to require that any certificate evidencing Common Stock issued pursuant to the Plan bear any restrictive legend required by law, the Plan or the Award Agreement relating to such Award. The company may, but shall not be required to, cause shares of common Stock acquired pursuant to an Award to be registered under the Securities Act or applicable state securities laws or to be listed or admitted to trading on any established securities exchange or market in which the Common Stock is listed or traded.

     Section 12. RIGHTS AS STOCKHOLDER.

     A Participant shall have absolute ownership of such shares of Common Stock, including the right to vote and receive dividends declared thereon, from the date on which the Participant's holding of shares of Common Stock is entered upon the records of the Company or its duly authorized transfer agent, subject to the terms, conditions, limitations and restrictions set forth in the Plan and in the Award Agreement relating to such Award. Except as expressly provided in the Plan or an Award Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the Participant's holding of shares is so recorded.

     Section 13. EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP.

     Neither the Plan nor any Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide

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services to) the Company or any Subsidiary, or limit in any respect the right of the Company or any Subsidiary to terminate such participant's employment or other relationship with the Company or such Subsidiary, as the case may be, at any time.

     Section 14. AMENDMENT OF THE PLAN.

     The Board of Directors may amend the Plan from time to time as it deems desirable, provided, however, that, if required by (i) the certificate of incorporation or by-laws of the Company, (ii) any stockholders' or voting trust agreement to which the Company is a party or (iii) Rule 16b-3 (if the Board of Directors has determined that the Plan should comply with and be qualified under Rule 16b-3), the Board of Directors shall not amend the Plan without the approval of stockholders, to the extent required thereby. No amendment made after the date an Award is made shall adversely affect any right of a Participant with respect to such Award without the written consent of such Participant.

     Section 15. EXPENSES INDEMNITY.

     (a) All expenses and liabilities incurred in the administration of the Plan shall be borne by the Company. The Board of Directors may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan, and shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     (b) No member of the Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Award granted thereunder.

     (c) Each member of the Board of Directors or the Stock Plan Committee acting in the administration of the plan shall be indemnified by the Company from all claims, liabilities and expenses he or she may suffer or incur by reason thereof, to the fullest extent permitted by the New Jersey Business Corporation Act.

     Section 16. TERMINATION OF THE PLAN.

     The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Award may be granted hereunder after termination of the Plan. The termination of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted under the Plan.

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     Section 17. EFFECTIVE DATE OF THE PLAN.

     The Plan was adopted by the Board of Directors on April 23, 1996 and shall be effective as of May 1, 1996, subject to approval on or before May 1, 1997 by the holders of at least 51% of all classes of capital stock of the Company present and voting at a meeting of the stockholders of the Company for such purpose; provided, however, that the failure to obtain such stockholders' approval within the period specified shall not affect the validity of any Award granted prior to the earlier to occur of: (i) the date of the meeting at which stockholders take action to disapprove the Plan, or (ii) May 1, 1997, or any Common Stock issued pursuant to any such Award.

                                    * * * * *

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